UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105-4300
(Address of principal executive offices)			(Zip code)

Suzan Afifi First Eagle Variable Funds 1345 Avenue of the Americas New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.             Reports to Stockholders.

Annual Report

December 31, 2017

Overseas Variable Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	6
Fund Overview	8
Schedule of Investments	10
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Accounting Firm	38
Fund Expenses	39
General Information	43
Board Considerations for Continuation of Advisory Agreements	44
Tax Information	47
Additional Information	48

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Letter from the President (unaudited)

Mehdi Mahmud

Dear Fellow Shareholders,

If 2016 was marked by surprises—markets, elections, Brexit—2017 was marked by complacence. The year began with volatility approaching very low levels, which many considered unlikely to persist; however, over the course of the year, the Cboe Volatility Index ("VIX") not only stayed low, but also reached successive all-time lows. On the few occasions that it spiked, markets generally regained their footing quickly and resumed their upward trajectories. Stated differently, the great surprise in market conditions in 2017 was that there were no great surprises!

We believe this complacency is not supported by fundamentals—whether in valuation, economic activity, or geopolitical and other risks. In our view, this is, in fact, a period of elevated risk. Despite the massive monetary stimulus that has expanded aggregate debt to record levels across the globe, economic activity remains modest in many regions. On the geopolitical front, the world seems to us a dangerous place, from a nuclear-armed North Korea, to the powder keg that is the Shia-Sunni divide in the Middle East, to Turkey's friction with the Kurds and its European neighbors, to growing Russian influence on multiple fronts, to China's territorial ambitions in the South China Sea, to the proliferation of cyber-warfare as a proxy for conventional conflict. The list of potential sources of conflict that could materially impact global financial markets seems much longer today than it was a decade ago. Nonetheless, asset valuations are at the higher end of their historical ranges, and volatility is well-below average.

At First Eagle, we define risk not as market volatility but as the potential for permanent impairment of capital. As value investors, we believe the chief source of this risk is paying too high a price for the securities that we buy, and our investment teams are vigilant in striving to purchase securities that are trading at a discount to their estimated intrinsic value. In 2017, such opportunities were scarce, and our portfolio managers responded by maintaining a cautious posture in their portfolios. Despite market conditions marked by momentum, they remained true to their value-investing discipline.

Concerned about asset valuations, the managers of the Overseas Variable Fund held 28.2% of the portfolio in cash, cash equivalents, bonds, gold, and gold-related

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Letter from the President

investments. During this period, consistent with its process, the team's bottom-up fundamental analysis uncovered few investment opportunities. The only thematic perspective worth sharing is that early in the year, the sustained dislocation in energy and related markets created pockets of opportunity, with some oil and oilfield services stocks trading at what we believed to be considerable discounts to estimated intrinsic value. Apart from these, the team identified some idiosyncratic opportunities in individual companies that, for one reason or another, were experiencing their own bear markets.

Sincerely,

Mehdi Mahmud
President

February 2018

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Management's Discussion of Fund Performance (unaudited)

First Eagle Overseas Variable Fund

The net asset value ("NAV") of the Fund's shares increased 14.58% for the twelve months ended December 31, 2017 while the MSCI EAFE Index increased 25.03%. The Fund's cash and cash equivalents position was 18.7% as of December 31, 2017.

The five largest contributors to the performance of First Eagle Overseas Variable Fund over the period were FANUC Corp. (machinery, Japan), SMC Corp. (machinery, Japan), gold bullion (precious metal), Keyence Corp. (electronic equipment, instruments & components, Japan) and Berkeley Group Holdings plc (household durables, United Kingdom) collectively accounting for 4.20% points of this period's performance.

The five largest detractors were Cenovus Energy, Inc. (oil, gas & consumable fuels, Canada), Mitsubishi Estate Co. Ltd. (real estate management & development, Japan), Shimano, Inc. (leisure products, Japan), Carrefour SA (food & staples retailing, France) and Gazprom PJSC (oil, gas & consumable fuels, Russia). Their combined negative performance over the period subtracted 0.81% points from performance.

Matthew McLennan Head of the Global Value Team Portfolio Manager	T. Kimball Brooker, Jr. Portfolio Manager

February 2018

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at feim.com or by calling 800.334.2143.

Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

The commentary represents the opinion of Mehdi Mahmud and the Global Value Team as of February 2018 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Management's Discussion of Fund Performance (unaudited)

subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. These risks may be more pronounced with respect to investments in emerging markets. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

All securities may be subject to adverse market trends. The value of a Fund's portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in which a Fund invests, as well as economic, political, or social events in the United States or abroad. This may cause a Fund's portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

In addition to investments in larger companies, the Fund may invest in smaller and medium-size companies, which historically have been more volatile in price than larger company securities, especially over the short term. Positions in smaller companies, especially when the Fund is a large holder of a small company's securities, also may be more difficult or expensive to trade. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Funds consider small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

Holding illiquid securities restricts or otherwise limits the ability for a Fund to freely dispose of its investments for specific periods of time. A Fund might not be able to sell illiquid securities at its desired price or time. Changes in the markets or in regulations governing the trading of illiquid instruments can cause rapid changes in the price or ability to sell an illiquid security. The market for lower-quality debt instruments, including junk bonds and leveraged loans, is generally less liquid than the market for higher-quality debt instruments.

Investment in gold and gold related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign regulatory policies, tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner, or that negative perception of the issuer's ability to make such payments may cause the price of that bond to decline.

Income generation and dividends are not guaranteed. If dividend paying stocks in the fund's portfolio stop paying or reduce dividends the fund's ability to generate income will be adversely affected.

An investment made at a perceived "margin of safety" or "discount to intrinsic or fundamental value" can trade at prices substantially lower than when an investment is made, so that any perceived "margin of safety" or "discount to value" is no guarantee against loss.

All investments involve the risk of loss.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

First Eagle Overseas Variable Fund

Fund Overview

Data as of December 31, 2017

Investment Objective

First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities—including common and preferred stocks, warrants or other similar rights, and convertible securities—issued by non-U.S. companies.

Average Annual Returns (%)	One-Year	Five-Years	Ten-Years
First Eagle Overseas Variable Fund	14.58	6.54	5.56
MSCI EAFE Index	25.03	7.90	1.94
Consumer Price Index	2.11	1.43	1.62

Asset Allocation* (%)

Countries** (%)

Japan	21.0
France	9.6
United States	8.3
United Kingdom	7.3
Canada	6.6
Hong Kong	5.4
South Korea	3.6
Germany	3.1
Switzerland	2.5
Singapore	2.5
Mexico	2.0
Belgium	1.2
Sweden	1.2
Thailand	1.1
Chile	0.9
Australia	0.7
Norway	0.7
Brazil	0.7
Denmark	0.6
Greece	0.5
Ireland	0.4
Poland	0.3
Russia	0.3
Turkey	0.2
Israel	0.2
Italy	0.2
Indonesia	0.1
Africa	0.1
Malaysia	0.0	^

^  Less than 0.05%

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of risk (not currency of issue) and exclude short-term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

First Eagle Overseas Variable Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The MSCI EAFE Index is an unmanaged total return index, reported in U.S. Dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 developed market countries. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Top 10 Holdings* (%)

Gold bullion (Precious Metal)	7.2
FANUC Corp. (Machinery, Japan)	2.7
KDDI Corp. (Wireless Telecommunication Services, Japan)	2.2
Secom Co. Ltd. (Commercial Services & Supplies, Japan)	1.8
HeidelbergCement AG (Construction Materials, Germany)	1.8
Danone SA (Food Products, France)	1.8
TechnipFMC plc (Energy Equipment & Services, United Kingdom)	1.7
Sompo Holdings, Inc. (Insurance, Japan)	1.7
Nestle SA (Registered) (Food Products, Switzerland)	1.6
Keyence Corp. (Electronic Equipment, Instruments & Components, Japan)	1.5
Total	24.0

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded. Percentages are based on total net assets.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2017

Investments	Shares	Value ($)
Common Stocks — 71.8%
Africa — 0.1%
Randgold Resources Ltd., ADR	3,553	351,356
Australia — 0.7%
Newcrest Mining Ltd.	177,780	3,164,836
Belgium — 1.2%
Groupe Bruxelles Lambert SA	39,582	4,270,139
Sofina SA	6,645	1,045,660
		5,315,799
Brazil — 0.7%
Cielo SA	419,740	2,976,179
Canada — 6.6%
Agnico Eagle Mines Ltd.	48,490	2,238,950
Agrium, Inc.	13,856	1,593,440
Barrick Gold Corp.	132,876	1,922,716
Canadian Natural Resources Ltd.	27,166	970,801
Cenovus Energy, Inc.	269,658	2,461,977
Franco-Nevada Corp.	21,929	1,752,575
Goldcorp, Inc.	200,564	2,561,202
Imperial Oil Ltd.	148,148	4,623,585
Potash Corp. of Saskatchewan, Inc.	313,049	6,464,462
Suncor Energy, Inc.	56,887	2,088,572
Wheaton Precious Metals Corp.	63,192	1,398,439
		28,076,719
Chile — 0.9%
Cia Cervecerias Unidas SA, ADR	127,447	3,769,882
Denmark — 0.6%
ISS A/S	62,443	2,417,488
France — 9.6%
Bouygues SA	72,781	3,776,440
Carrefour SA	139,842	3,015,053
Cie de Saint-Gobain	85,860	4,725,413
Danone SA	90,798	7,608,047
Laurent-Perrier	22,658	2,264,882
Legrand SA	18,165	1,396,506

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2017

Investments	Shares	Value ($)
France — 9.6% (continued)
Neopost SA	7,780	224,036
Rexel SA	182,229	3,299,614
Robertet SA	5,793	2,835,898
Sabeton SA	4,600	137,376
Sanofi	45,530	3,919,768
Sodexo SA	25,918	3,474,532
TOTAL SA	43,444	2,398,106
Wendel SA	12,698	2,200,264
		41,275,935
Germany — 3.1%
Hamburger Hafen und Logistik AG	37,706	1,068,593
HeidelbergCement AG	70,678	7,620,885
Linde AG*	12,090	2,823,629
Telefonica Deutschland Holding AG	311,848	1,560,719
		13,073,826
Greece — 0.5%
JUMBO SA	124,797	2,231,091
Hong Kong — 5.4%
CK Asset Holdings Ltd.	56,000	488,161
Great Eagle Holdings Ltd.	621,014	3,258,294
Guoco Group Ltd.	254,670	3,269,808
Hang Lung Properties Ltd.	2,084,751	5,078,400
Hopewell Holdings Ltd.	871,147	3,214,587
Hysan Development Co. Ltd.	433,760	2,301,254
Jardine Matheson Holdings Ltd.	78,180	4,743,376
Jardine Strategic Holdings Ltd.	7,800	308,724
Swire Properties Ltd.	159,924	515,828
		23,178,432
Ireland — 0.4%
CRH plc	52,408	1,880,923
Israel — 0.2%
Israel Chemicals Ltd.	221,983	898,855
Italy — 0.2%
Italmobiliare SpA	28,871	826,185

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2017

Investments	Shares	Value ($)
Japan — 20.9%
As One Corp.	30,380	1,899,365
Astellas Pharma, Inc.	193,200	2,454,273
Chofu Seisakusho Co. Ltd.	59,848	1,379,871
Daiichikosho Co. Ltd.	62,230	3,100,707
FANUC Corp.	48,580	11,654,169
Hirose Electric Co. Ltd.	27,600	4,029,767
Hoya Corp.	94,160	4,689,469
Kansai Paint Co. Ltd.	91,780	2,381,622
KDDI Corp.	375,900	9,337,180
Keyence Corp.	11,600	6,480,124
Komatsu Ltd.	4,500	162,629
Mitsubishi Estate Co. Ltd.	360,560	6,260,418
MS&AD Insurance Group Holdings, Inc.	115,600	3,899,240
Nagaileben Co. Ltd.	45,010	1,127,967
Nissin Foods Holdings Co. Ltd.	27,000	1,968,529
NTT DOCOMO, Inc.	174,800	4,132,972
Secom Co. Ltd.	101,060	7,624,260
Secom Joshinetsu Co. Ltd.	19,594	738,199
Shimano, Inc.	23,060	3,241,282
SK Kaken Co. Ltd.	11,194	1,190,575
SMC Corp.	8,560	3,512,890
Sompo Holdings, Inc.	190,000	7,334,146
T Hasegawa Co. Ltd.	51,700	1,076,883
		89,676,537
Mexico — 1.1%
Fresnillo plc	166,759	3,204,099
Industrias Penoles SAB de CV	63,130	1,315,255
		4,519,354
Norway — 0.7%
Orkla ASA	294,921	3,125,304
Russia — 0.3%
Gazprom PJSC, ADR	264,519	1,162,798

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2017

Investments	Shares	Value ($)
Singapore — 1.6%
ComfortDelGro Corp. Ltd.	838,810	1,239,336
Haw Par Corp. Ltd.	636,113	5,398,245
		6,637,581
South Korea — 3.6%
Fursys, Inc.*	39,392	1,214,269
Hyundai Mobis Co. Ltd.	6,262	1,538,374
Kia Motors Corp.	123,530	3,865,541
KT&G Corp.	47,658	5,141,749
Lotte Confectionery Co. Ltd.*	2,996	408,590
Lotte Corp.*	17,807	1,085,928
NongShim Co. Ltd.	6,209	2,053,137
		15,307,588
Sweden — 1.2%
Investor AB, Class A	99,701	4,468,041
Investor AB, Class B	16,963	773,643
		5,241,684
Switzerland — 2.5%
Cie Financiere Richemont SA (Registered)	7,380	668,391
Nestle SA (Registered)	82,316	7,077,222
Pargesa Holding SA	35,541	3,078,393
		10,824,006
Thailand — 1.1%
Bangkok Bank PCL, NVDR	622,905	3,860,902
Bangkok Bank PCL	600	4,032
Thai Beverage PCL	1,290,992	888,043
		4,752,977
Turkey — 0.2%
Yazicilar Holding A/S, Class A	152,120	950,133
United Kingdom — 7.3%
Berkeley Group Holdings plc	72,640	4,116,203
British American Tobacco plc	58,623	3,962,844
Diageo plc	99,596	3,650,628
GlaxoSmithKline plc	147,733	2,616,232
Hiscox Ltd.	151,321	2,991,040

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2017

Investments	Shares		Value ($)
United Kingdom — 7.3% (continued)
Liberty Global plc, Class C*		109,285	3,698,204
Lloyds Banking Group plc		2,950,166	2,705,251
TechnipFMC plc		234,971	7,356,942
			31,097,344
United States — 1.1%
Newmont Mining Corp.		12,036	451,591
Royal Gold, Inc.		15,855	1,302,013
Willis Towers Watson plc		19,780	2,980,648
			4,734,252
Total Common Stocks (Cost $202,422,118)			307,467,064
	Ounces
Commodity — 7.2%
Gold bullion* (Cost $22,033,391)		23,644	30,816,112
	Principal Amount ($)
Foreign Government Securities — 2.2%
Indonesia — 0.1%
Indonesia Treasury Bond 8.25%, 7/15/2021	IDR	5,297,000,000	419,700
Malaysia — 0.0% (a)
Malaysia Government Bond 3.66%, 10/15/2020	MYR	648,000	161,542
Mexico — 0.9%
Mexican Bonos 4.75%, 6/14/2018	MXN	39,260,000	1,970,398
5.00%, 12/11/2019	MXN	12,564,600	608,251
6.50%, 6/10/2021	MXN	24,710,000	1,213,790
			3,792,439
Poland — 0.3%
Poland Government Bond 3.25%, 7/25/2019	PLN	4,348,000	1,279,712

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2017

Investments	Principal Amount ($)		Value ($)
Singapore — 0.9%
Singapore Government Bond 0.50%, 4/1/2018	SGD	3,329,000	2,482,096
3.25%, 9/1/2020	SGD	1,882,000	1,464,426
			3,946,522
Total Foreign Government Securities (Cost $10,492,251)			9,599,915
Short-Term Investments — 18.7%
Commercial Paper — 15.8%
Avery Dennison Corp. 1.65%, 1/2/2018 (b)		3,605,000	3,604,504
Engie SA 1.56%, 4/10/2018 (b)		4,300,000	4,280,287
Eni Finance USA, Inc. 1.65%, 1/2/2018 (b)		5,715,000	5,713,904
Erste Abwicklungsanstalt 1.40%, 2/6/2018 (b)(c)		4,276,000	4,268,542
European Investment Bank 1.20%, 1/11/2018 (b)		5,836,000	5,832,915
Export Development Corp. 1.28%, 2/1/2018 (b)		3,987,000	3,981,491
Henkel of America, Inc. 1.57%, 2/20/2018 (b)		4,300,000	4,290,219
Hitachi Capital America Corp. 1.65%, 1/2/2018 (b)		3,004,000	3,003,587
Kreditanstalt fuer Wiederaufbau 1.44%, 3/13/2018 (b)		4,299,000	4,285,983
LVMH Moet Hennessy Louis Vuitton, Inc. 1.32%, 1/19/2018 (b)		4,405,000	4,401,130
Mitsubishi International Corp. 1.58%, 3/16/2018 (b)		4,300,000	4,284,751
Nestle Capital Corp. 1.27%, 1/18/2018 (b)		3,166,000	3,163,691
NRW Bank 1.51%, 4/5/2018 (b)		4,300,000	4,280,976
Ontario Teachers' Finance Trust 1.53%, 6/7/2018 (b)(c)		3,768,000	3,739,815

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2017

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 15.8% (continued)
Province of Quebec Canada 1.17%, 1/16/2018 (b)	4,484,000	4,480,799
Total Capital Canada Ltd. 1.40%, 3/6/2018 (b)	4,300,000	4,287,540
Total Commercial Paper (Cost $67,919,131)		67,900,134
	Shares
Investment Companies — 2.9%
JP Morgan U.S. Government Money Market Fund, Agency Shares, 1.09% (d) (Cost $12,342,542)	12,342,542	12,342,542
Total Short-Term Investments (Cost $80,261,673)		80,242,676
Total Investments — 99.9% (Cost $315,209,433)		428,125,767
Other Assets Less Liabilities — 0.1%		375,080
Net Assets — 100.0%		428,500,847

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  The rate shown was the current yield as of December 31, 2017.

(c)  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of all such securities at December 31, 2017 amounts to $8,008,357, which represents approximately 1.87% of net assets of the Fund.

(d)  Represents 7-day effective yield as of December 31, 2017.

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$127,064,109
Aggregate gross unrealized depreciation	(32,920,603)
Net unrealized appreciation	$94,143,506
Federal income tax cost of investments	$333,979,382

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2017

Forward Foreign Currency Exchange Contracts outstanding as of December 31, 2017:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	67,475	JPY	7,594,871	UBS AG	1/9/2018	$50
USD	925,606	JPY	100,444,000	Goldman Sachs	1/17/2018	33,526
USD	1,927,813	EUR	1,595,000	JPMorgan Chase Bank	2/14/2018	9,186
USD	5,319,516	JPY	574,388,000	JPMorgan Chase Bank	2/14/2018	211,274
USD	3,461,285	JPY	386,115,000	UBS AG	3/14/2018	22,439
USD	1,731,399	JPY	193,148,000	Bank of New York Mellon	5/16/2018	4,469
Total unrealized appreciation						280,944
USD	3,660,296	EUR	3,095,000	Goldman Sachs	1/17/2018	(56,449)
USD	588,118	GBP	447,000	Goldman Sachs	1/17/2018	(15,685)
USD	2,154,503	EUR	1,873,000	JPMorgan Chase Bank	2/14/2018	(98,531)
USD	588,327	GBP	447,000	JPMorgan Chase Bank	2/14/2018	(16,042)
USD	901,402	EUR	755,000	UBS AG	3/14/2018	(8,282)
USD	646,002	GBP	481,000	UBS AG	3/14/2018	(4,919)
USD	1,075,354	EUR	915,000	HSBC Bank plc	4/18/2018	(29,716)
USD	2,359,477	JPY	265,709,000	HSBC Bank plc	4/18/2018	(12,174)
USD	2,837,769	EUR	2,380,000	Bank of New York Mellon	5/16/2018	(42,025)
Total unrealized depreciation						(283,823)
Net unrealized depreciation						(2,879)

Abbreviations

ADR  — American Depositary Receipt

EUR  — Euro

GBP  — British Pound

IDR  — Indonesian Rupiah

JPY  — Japanese Yen

MXN  — Mexican Peso

MYR  — Malaysian Ringgit

NVDR  — Non-Voting Depositary Receipt

PJSC  — Public Joint Stock Company

PLN  — Polish Zloty

SGD  — Singapore Dollar

USD  — United States Dollar

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2017

Industry Diversification for Portfolio Holdings	Percent of Net Assets
Auto Components	0.4%
Automobiles	0.9
Banks	1.5
Beverages	2.5
Building Products	1.1
Capital Markets	0.8
Chemicals	4.5
Commercial Services & Supplies	2.9
Commodity	7.2
Construction & Engineering	0.9
Construction Materials	2.2
Diversified Financial Services	3.6
Diversified Telecommunication Services	0.4
Electrical Equipment	0.3
Electronic Equipment, Instruments & Components	2.4
Energy Equipment & Services	1.7
Food & Staples Retailing	0.7
Food Products	5.2
Foreign Government Securities	2.2
Health Care Equipment & Supplies	1.4
Health Care Providers & Services	0.4
Hotels, Restaurants & Leisure	0.8
Household Durables	1.3
Industrial Conglomerates	2.5
Insurance	4.0
IT Services	0.7
Leisure Products	0.8
Machinery	3.5
Media	1.6
Metals & Mining	4.6
Oil, Gas & Consumable Fuels	3.3
Pharmaceuticals	3.4
Real Estate Management & Development	4.2
Road & Rail	0.3
Specialty Retail	0.5
Technology Hardware, Storage & Peripherals	0.0	*

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2017

Industry Diversification for Portfolio Holdings (continued)	Percent of Net Assets
Textiles, Apparel & Luxury Goods	0.2%
Tobacco	2.1
Trading Companies & Distributors	0.8
Transportation Infrastructure	0.2
Wireless Telecommunication Services	3.2
Short-Term Investments	18.7
Total Investments	99.9%

*  Less than 0.05%

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Statement of Assets and Liabilities

December 31, 2017

First Eagle Overseas Variable Fund
Assets
Investments, at Cost (Note 1)
Investments in securities of unaffiliated issuers	$293,176,042
Gold bullion	22,033,391
Investments, at Value (Note 1)
Investments in securities of unaffiliated issuers	397,309,655
Gold bullion	30,816,112
Cash	8,909
Foreign tax reclaims receivable	711,235
Receivable for investment securities sold	296,532
Unrealized appreciation on forward foreign currency exchange contracts	280,944
Accrued interest and dividends receivable	277,391
Receivable for Fund shares sold	189,057
Other assets	52,023
Total Assets	429,941,858
Liabilities
Investment advisory fees payable (Note 2)	270,249
Unrealized depreciation on forward foreign currency exchange contracts	283,823
Distribution fees payable (Note 3)	90,083
Administrative fees payable (Note 2)	85,064
Payable for Fund shares redeemed	56,465
Payable for investment securities purchased	3,953
Trustee fees payable	1,058
Accrued expenses and other liabilities	650,316
Total Liabilities	1,441,011
Net Assets	$428,500,847
Net Assets Consist of
Capital stock (par value, $0.001 per share)	15,462
Capital surplus	306,526,647
Net unrealized appreciation (depreciation) in value of investments (net of $234,399 deferred capital gain country tax)	112,672,543
Accumulated undistributed net realized gains on investments	17,796,861
Accumulated undistributed net investment loss	(8,510,666)
Net Assets	$428,500,847
Shares Outstanding (1,000,000,000 shares authorized):	15,462,359
Net asset value per share and redemption proceeds per share:	$27.71

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Statement of Operations

December 31, 2017

First Eagle Overseas Variable Fund
Investment Income
Interest (net of $6,562 foreign taxes withheld)	$1,162,265
Dividends from unaffiliated issuers (net of $822,735 foreign taxes withheld)	7,175,265
Total Income	8,337,530
Expenses
Investment advisory fees (Note 2)	3,312,474
Distributions fees (Note 3)	1,104,158
Shareholder servicing agent fees	604,945
Administrative costs (Note 2)	221,183
Professional fees	436,016
Custodian and accounting fees	211,860
Shareholder reporting fees	70,080
Trustees' fees	11,540
Other expenses	33,757
Total Expenses	6,006,013
Expense reductions due to earnings credits (Note 1)	(24)
Net Expenses	6,005,989
Net Investment Income (Loss) (Note 1)	2,331,541
Realized and Unrealized Gains ( Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers (net of capital gain country tax of $6,385)	25,493,368
Commodity related transactions	(337,101)
Settlement of foreign currency and foreign currency transactions	(110,467)
Settlement of forward foreign currency exchange contracts	1,285,879
26,331,679
Changes in unrealized appreciation (depreciation) of:
Investment securities of unaffiliated issuers and commodity related transactions (net of increase in deferred capital gain country tax accruals of $154,601)	34,394,258
Foreign currency and foreign currency translations	66,261
Forward foreign currency exchange contracts	(2,527,533)
31,932,986
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	58,264,665
Net Increase in Net Assets Resulting from Operations	$60,596,206

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Statements of Changes in Net Assets

	First Eagle Overseas Variable Fund
	For the year Ended December 31, 2017	For the year Ended December 31, 2016
Operations
Net investment income	$2,331,541	$2,749,587
Net realized gain from investments, commodity, foreign currency and forward contract related transactions	26,331,679	16,668,155
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency and forward contract related translations	31,932,986	4,352,210
Net increase in net assets resulting from operations	60,596,206	23,769,952
Distributions to Shareholders
Dividends paid from net investment income	(4,497,684)	(2,471,398)
Distributions paid from net realized gains from investment transactions	(16,353,874)	(8,549,700)
Decrease in net assets resulting from distributions	(20,851,558)	(11,021,098)
Fund Share Transactions
Net proceeds from shares sold	28,141,448	36,095,741
Net asset value of shares issued for reinvested dividends and distributions	20,851,558	11,073,166
Cost of shares redeemed	(100,219,763)	(100,156,539)
Decrease in net assets from Fund share transactions	(51,226,757)	(52,987,632)
Net decrease in net assets	(11,482,109)	(40,238,778)
Net Assets (Note 1)
Beginning of period	439,982,956	480,221,734
End of period	$428,500,847	$439,982,956
Accumulated undistributed net investment income (loss)	$(8,510,666)	$(9,952,776)
Changes in shares outstanding
Shares outstanding, beginning of period	17,300,155	19,355,096
Shares sold	1,021,042	1,392,333
Shares issued on reinvestment of distributions	759,066	437,227
Shares redeemed	(3,617,904)	(3,884,501)
Shares outstanding, end of period	15,462,359	17,300,155

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

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First Eagle Overseas Variable Fund

Financial Highlights

	Per share operating performance*
	Investment operation				Less dividends and distributions
Selected per share data for the year ended:	Net asset value, beginning of year	Net investment Income	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Total distributions	Net asset value, end of period
December 31, 2017	$25.43	0.15	3.55	3.70	(0.31)	(1.11)	(1.42)	$27.71
December 31, 2016	$24.81	0.16	1.12	1.28	(0.15)	(0.51)	(0.66)	$25.43
December 31, 2015	$26.31	0.17	0.29	0.46	(0.18)	(1.78)	(1.96)	$24.81
December 31, 2014	$29.76	0.17	(0.59)	(0.42)	(0.85)	(2.18)	(3.03)	$26.31
December 31, 2013	$28.26	0.22	3.47	3.69	(0.54)	(1.65)	(2.19)	$29.76

*  Per share amounts have been calculated using the average shares method.

(a)  Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

			Ratios/Supplemental data
			Ratios to Average Net Assets of
Selected per share data for the year ended:	Total Return(a)	Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers	Operating expenses including earnings credits and/or fee waivers	Net investment income excluding earnings credits and/or fee waivers	Net investment income including earnings credits and/or fee waivers	Portfolio turnover Rate
December 31, 2017	14.58%	$428,501	1.36%	1.36%	0.53%	0.53%	9.20%
December 31, 2016	5.17%	$439,983	1.30%	1.30%	0.60%	0.60%	6.44%
December 31, 2015	1.84%	$480,222	1.30%	1.30%	0.61%	0.61%	11.86%
December 31, 2014	(1.23)%	$545,000	1.28%	1.28%	0.54%	0.54%	15.23%
December 31, 2013	13.25%	$609,998	1.26%	1.26%	0.73%	0.73%	12.14%

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Notes to Financial Statements

Note 1 — Signiﬁcant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies. The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2017, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"), manages the Fund. Investment funds managed by The Blackstone Group, LP and Corsair Capital LLC and certain co-investors own a controlling interest in First Eagle Holdings and the Advisor through BCP CC Holdings L.P.

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

Prior to September 18, 2017, a portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad was generally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. Effective September 18, 2017, a portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official closing price (last sales price if an official closing price is not available) on the primary trading exchange as of the close of business. If there are no round lot sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ, in which case, prior to September 18, 2017, it was valued at its last sale price (or, if

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Notes to Financial Statements

available, the NASDAQ Official Closing Price); effective September 18, 2017, it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-counter-market, for which market quotations are readily available, are generally priced at the evaluated bid price. Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term investments, maturing in sixty days or less, are valued at evaluated bid prices.

Commodities (such as physical metals) are valued at the indicative mean of the best-bid/best-offer immediately prior to the time trading on the NYSE closes (normally 4:00 p.m. Eastern Time), as provided by an independent pricing source.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts by reference to forward currency rates at the time the NYSE closes (normally 4:00 p.m. Eastern Time), as provided by an independent pricing source.

The exchange rates as of the NYSE Close (normally 4:00 p.m. Eastern Time) are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). The values assigned to the Fund's holdings therefore may differ on occasion from reported market values.

The Fund has adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets and security-specific events. The values assigned to the Fund's foreign holdings therefore may differ on occasion from reported market values. The

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Notes to Financial Statements

Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Fund shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Board Valuation Committee (the "Committee") to oversee the execution of the valuation and liquidity procedures for the Fund.

It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to value those transfers as of the beginning of the period.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Notes to Financial Statements

The following is a summary of the Fund's inputs used to value the Fund's investments as of December 31, 2017:

Description	Level 1	Level 2(a)	Level 3	Total
Assets:†
Common Stocks	$100,011,676	$207,455,388	$—	$307,467,064
Commodity*	30,816,112	—	—	30,816,112
Foreign Government Securities	—	9,599,915	—	9,599,915
Short-Term Investments	12,342,542	67,900,134	—	80,242,676
Forward Foreign Currency Exchange Contracts**	—	280,944	—	280,944
Total	$143,170,330	$285,236,381	$—	$428,406,711
Liabilities:
Forward Foreign Currency Exchange Contracts**	$—	$(283,823)	$—	$(283,823)
Total	$—	$(283,823)	$—	$(283,823)

(a)  Transfers into/out of Level 2 represent value as of the beginning of the period. Common stocks valued at $224,632,182 were transferred from Level 1 to Level 2 during the year ended December 31, 2017. At December 31, 2016, these securities were valued using quoted market prices in active markets; at December 31, 2017, these securities were valued based on fair value adjustment factors. There was no security transfer activity from Level 2 to Level 1 as of the year ended December 31, 2017.

†  See Schedule of Investments for additional detailed categorizations.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange contracts are valued at net unrealized appreciation (depreciation) on the investment.

Fair Value Level 3 activity for the year ended December 31, 2017 was as follows:

	Foreign Government Securities	Rights	Total
Beginning Balance — market value	$746,138	$35,037	$781,175
Purchases(1)	—	—	—
Sales(2)	(796,044)	(35,037)	(831,081)
Transfer In — Level 3	—	—	—
Transfer Out — Level 3	—	—	—
Accrued Amortization	(4,291)	—	(4,291)
Realized Gains (Losses)	34,946	—	34,946
Change in Unrealized Appreciation (Depreciation)	19,251	—	19,251
Ending Balance — market value	$—	$—	$—
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—	$—	$—

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Notes to Financial Statements

b)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses — Certain expenses are shared with the First Eagle Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of the First Eagle Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

d)  Foreign currency translation — The books and records of the Fund are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward foreign currency exchange contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund's currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between the currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Notes to Financial Statements

The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after the Fund's Schedule of Investments. For the year ended December 31, 2017, the average monthly outstanding currency purchased or sold in U.S. dollars for forward foreign currency exchange contracts totaled $26,282,352.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter ("OTC") derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Fund may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Collateral received by the Fund is held in a segregated account at the Fund's custodian bank. These amounts are not reflected on the Fund's Statement of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Asset and Liabilities.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Notes to Financial Statements

At December 31, 2017, the Fund had the following forward foreign currency exchange contracts grouped into appropriate risk categories illustrated below:

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net Realized Gains (losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$280,944	$283,823	$1,285,879	($2,527,533)

(1)  Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

(2)  Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

(3)  Statement of Operations location: Net realized gains (losses) from settlement of forward foreign currency exchange contracts.

(4)  Statement of Operations location: Changes in unrealized appreciation (depreciation) of forward foreign currency exchange contracts.

The following tables present the Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of December 31, 2017:

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
Bank of New York Mellon	$4,469	$(4,469)	$—	$—
Goldman Sachs	33,526	(33,526)	—	—
JPMorgan Chase Bank	220,460	(114,573)	—	105,887
UBS AG	22,489	(13,201)	—	9,288
	$280,944	$(165,769)	$—	$115,175
Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
Bank of New York Mellon	$42,025	$(4,469)	$—	$37,556
Goldman Sachs	72,134	(33,526)	—	38,608
HSBC Bank plc	41,890	—	—	41,890
JPMorgan Chase Bank	114,573	(114,573)	—	—
UBS AG	13,201	(13,201)	—	—
	$283,823	$(165,769)	$—	$118,054

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Notes to Financial Statements

f)  Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The principal value of TIPS will be adjusted upward or downward and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. TIPS are subject to interest rate risk.

g)  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

h)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to the regulated investment company. The Fund declares and pays such income and capital gains on an annual basis.

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Net Investment	Undistributed Net Realized	Net Unrealized Appreciation	Capital Loss Carryforward
	Income	Gains	(Depreciation)	Short-Term	Long-Term
First Eagle Overseas Variable Fund	$8,322,603	$19,806,256	$93,902,594	$—	$—

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Changes in Net Assets are primarily due to the treatment of passive foreign investment companies and wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital  losses. The Fund did not have capital losses to carry forward prior to the Act.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Notes to Financial Statements

i)  Reclassification of capital accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus GAAP, a reclassification has been made on the Statement of Assets and Liabilities to decrease accumulated net investment loss in the amount of $3,608,253, decrease undistributed net realized gains on investments in the amount of $3,608,253, and no change to capital surplus.

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses and investments in passive foreign investment companies.

j)  Distributions to shareholders — Distributions to shareholders during the fiscal year ended December 31, 2017, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

For the years ended December 31, 2017 and December 31, 2016, the Fund distributed ordinary income dividends of $4,940,079 and $2,712,585 respectively.

For the years ended December 31, 2017 and December 31, 2016, the Fund distribute long-term capital gains dividends of $15,911,479 and $8,308,513 respectively.

k)  Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

l)  Foreign Taxes — The Fund may be subject to foreign taxes on income, and gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement"), an annual advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with the Adviser, the Fund reimburses the Adviser for costs (including personnel and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of the Fund's average daily net assets. For the year ended December 31, 2017, the Fund reimbursed the Adviser $191,878, and had a payable to the Adviser of $85,064.

Effective June 5, 2017, the Fund has entered into a custody agreement with J.P. Morgan Chase Bank, N.A. ("JPM"). The custody agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPM serves as custodian of the Fund's portfolio

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Notes to Financial Statements

securities and other assets. JPM has directly entered into a sub-custodial agreement to maintain the custody of gold bullion in the Fund. Under the terms of the custody agreement between the Fund and JPM, JPM maintains and deposits in separate accounts, cash, securities and other assets of the Fund. JPM is also required, upon the order of the Fund, to deliver securities held by JPM and the sub-custodian, and to make payments for securities purchased by the Fund. JPM has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Effective June 5, 2017, the Fund has also entered into an agreement for administrative services with JPM, pursuant to which JPM provides certain financial reporting and other administrative services. JPM, as the Fund's administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

Prior to June 5, 2017, State Street Bank and Trust Company ("SSB") served as the Fund's custodian and administrator.

Included on the accompanying Statement of Assets and Liabilities of the Fund are fees that are payable to the Trustees in the amount of $1,058. The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the eligible Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Plan. As of December 31, 2017, balances to the Plan are included in the fees payable to the Trustees on the Statement of Assets and Liabilities.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plan and Agreement (the "Plan") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the Fund may pay monthly a distribution related fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plan, the Distributor will use amounts payable by the Fund in their entirety for payment to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the year ended December 31, 2017, the distribution fee incurred by the Fund was $1,104,158.

Note 4 — Purchases and Sales of Securities

During the year ended December 31, 2017, the cost of purchases of investments and proceeds from sales of investments, excluding U.S. Government and short-term securities, totaled $33,447,715 and $96,747,690, respectively.

There were no purchases or sales of U.S. Government securities during the year ended December 31, 2017.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Notes to Financial Statements

Note 5 — Line of Credit

On June 5, 2017, the Fund, together with the First Eagle Funds, entered in to a $200 million committed, unsecured line of credit ("Credit Facility") with JPM for the Fund and First Eagle Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Prior to June 5, 2017, the Board of Trustees had approved continuing a $200 million Credit Facility with SSB for the Funds. Under the Credit Facility arrangement, the Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Fund. A portion of the commitment fees related to the line of credit are paid by the Fund and are included in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund had no borrowings under the agreement.

Note 6 — Indemniﬁcation and Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States due to its investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

Note 7 — New Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (the "SEC") adopted Final Rule Release No. 33-10231, Investment Company Reporting Modernization, to modernize and enhance the reporting and disclosure of information by registered investment companies. The new rules will allow the SEC to more effectively collect and use data reported by funds, enhance

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Notes to Financial Statements

disclosure regarding fund liquidity and redemption practices, and permit open-end funds to offer swing pricing, subject to board approval and review. Compliance with, and adoption of, these rules will have no effect on the Fund's net assets or results of operations. Management is continuing to evaluate the impact on the Fund's financial statements disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund's financial statements disclosures for the year ended December 31, 2017.

Note 8 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosure in the Fund's financial statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of First Eagle Variable Funds and Shareholders of First Eagle Overseas Variable Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of First Eagle Overseas Variable Fund (the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

New York, New York
February 22, 2018

We have served as the auditor of one or more investment companies advised by First Eagle Investment Management, LLC since 2006.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2017 and held for the six-months ended December 31, 2017.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Fund Expenses (unaudited)

Based on Actual Total Return(1)

Actual Total Return without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid during the Period(3)
First Eagle Overseas Variable Fund
4.73%	$1,000.00	$1,047.30	1.37%	$7.07

(1)  For the six-months ended December 31, 2017.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on July 1, 2017 and held for the six-months ended December 31, 2017.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid during the Period(2)
First Eagle Overseas Variable Fund
5.00%	$1,000.00	$1,018.30	1.37%	$6.97

(1)  For the six-months ended December 31, 2017.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

General Information (unaudited)

Quarterly Form N-Q portfolio schedule

The First Eagle Variable Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's Web site at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund's proxy voting policies, (2) a description of the Fund's proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Board Considerations for Continuation of Advisory Agreements (unaudited)

At a meeting held on June 8, 2017, the Board of Trustees of the Fund, including a majority of the independent trustees (the "Independent Trustees"), approved the continuation of the Fund's advisory agreement (the "Advisory Agreement").

In response to a letter on behalf of the Independent Trustees requesting information about the Advisory Agreement and other arrangements and plans, the Board had received various background materials. The Board also had the benefit of presentations and discussions with management throughout the year.

Prior to approving the continuation of the Advisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss management's responses to their information request and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review the Trustees determined that the advisory fee was fair and reasonable and within the range of what could be negotiated at arm's length, and that the continuance of the agreement should serve the best interests of the Fund and its shareholders. The Trustees considered the following topics in reaching their conclusion to continue the agreement:

Nature, Quality, and Extent of Services Provided by Adviser

•  The Trustees reviewed the services provided and to be provided by the Adviser to the Fund. The Adviser provides the Fund with investment research, advice and supervision and continuously furnishes an investment portfolio for the Fund consistent with the Fund's investment objectives, policies and restrictions as set forth in the Fund's Prospectuses.

•  The Trustees reviewed the Fund's long-standing historical relationship with the Adviser and the organizational resources available to the Fund under that relationship. The Trustees noted the background and experience of the Fund's Portfolio Managers and the quality of the Trustees' frequent meetings with them both individually and as a group throughout the year.

Investment Performance of Fund and Adviser

•  The Trustees reviewed the performance of the Fund on both an absolute and a relative basis. Outperformance for the Fund over the various periods listed below was noted relative to the Fund's benchmarks, to Morningstar and Lipper Category averages (referred to as the composites below) and to a custom group of peer mutual funds. The comparative review reflected research and benchmarking by an independent data provider. Periods of outperformance generally were as follows (all periods ended as of March 31, 2017):

º  First Eagle Overseas Variable Fund: Outperformed composite, benchmark, and peer group median over the trailing 3-, 5- and 10-year periods.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Board Considerations for Continuation of Advisory Agreements (unaudited)

The Trustees noted (and management discussed) the generally less favorable one-year relative performance results for First Eagle Overseas Variable Fund. Contributors to the lagging one-year results (both with and without the impact of higher than median cash positions) were discussed. Gains on an absolute basis over the prior year were noted for the Fund.

•  Performance for the Fund was determined to be appropriate given benchmarks, peer comparisons and on an absolute basis, and reflective of the Fund's investment objective and philosophy.

•  The Trustees commented on the Fund's holdings of cash and, in some cases, gold positions,

•  and noted that cash and gold are important elements of the Adviser's investment philosophy.

Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with Fund; Economies of Scale; Fall-Out Benefits

•  The Trustees reviewed the total compensation received by the Adviser and the Fund's total costs for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Fund (e.g., under the administrative cost reimbursement program). They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore fair and reasonable under the circumstances, and referred to their prior discussion on performance of the Fund, including a review of performance against the Fund's respective composites, benchmark and peer group. As part of their analysis, the Trustees considered fees charged by investment advisers to peer mutual funds for services comparable to those provided by the Adviser and referred to a report specifically prepared by an independent third-party data provider in connection with the Trustees' review of the agreement, together with a management summary of the same. In doing so, they considered fees charged by investment advisers to peer mutual funds and determined that the Adviser's fees were competitive, with the net management fees for the Fund being within the range of peers. The Trustees also considered the advisory fees charged to other clients of the Adviser with similar investment objective(s) to the Fund and received information that the fees charged to these other clients were higher or lower relative to the Fund. The Trustees were apprised that for some of these other accounts there are different styles and categories of services provided, which may be reflected in lower fees charged relative to the Fund. While analyzing the effects of direct and indirect compensation to the Adviser and its affiliates, such as soft dollar and other service benefits, the Trustees considered the levels of soft dollars, the absence of affiliated broker-dealer relationships and the effects of the administrative service fees and reimbursements paid to the Adviser.

•  The Trustees reviewed the Fund's expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees noted the impact on expense ratios of the administrative fees or reimbursements paid to or charged by the Adviser, as the case may be.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Board Considerations for Continuation of Advisory Agreements (unaudited)

•  The Trustees also noted that the Adviser is able to employ economies of scale in certain areas relating to the management of the Fund, such as investment management, trading, compliance and back-office operations. The Trustees discussed the impact of the advisory fee on the ratio of total expenses to net assets. The Trustees noted that expense ratio for the Fund had increased relative to the prior year and reviewed the causes of that increase. The principal contributing factor for this increase was a decrease in average net assets over the prior year. The Trustees also considered the effect of Fund asset size on particular categories of expenses, both currently and relative to prior periods.

•  The Trustees reviewed the Adviser's financial condition and profitability. They noted that profits appear strong for the Fund, although not excessive and commensurate with the Fund's performance, based on the information provided at the meeting. Representatives of the Adviser discussed with the Board certain litigation and regulatory matters. The Board was advised by the Adviser that these litigation and regulatory matters have not impacted, and will not impact, its ability to provide advisory services to the Fund. The Trustees also noted that the Adviser has always shown the willingness to commit resources to support investment in the business and to maintain the generally high quality of the overall shareholder experience in the Fund, such as attracting and retaining qualified personnel and investing in technology. The Trustees reviewed the level of personal investment maintained in the Fund by certain portfolio managers (with those investments being both direct and "notional" under the Adviser's compensation plans), which was viewed as evidence of commitment to the Fund by key personnel. The Trustees also considered that certain personnel participate in equity ownership and other incentives tied to the financial results of the Adviser as a whole.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Tax Information

Fiscal Year Ended December 31, 2017 (unaudited)

The Fund designates the following amounts (or the maximum amount allowable) distributed during the fiscal year ended December 31, 2017:

Long-Term Capital Gains
15%
First Eagle Overseas Variable Fund*	$15,911,479

* The Fund paid foreign taxes of $810,903 and recognized Section 853 foreign source income of $4,990,261. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates such amounts (of the maximum amount allowable) as having been paid in connection with dividends distributed from investment company taxable income during the fiscal year ended December 31, 2017.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)

Lisa Anderson | Trustee | December 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: James T. Shotwell Professor Emerita of International Relations, School of International and Public Affairs, Columbia University; prior to January 2016, President of the American University in Cairo

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (7 portfolios); Director, Advisory Board Middle East Centre, London School of Economics; Member Emerita, Human Rights Watch; Member, Advisory Board, School of Public Affairs, Sciences Po (Institute of Political Studies), Paris

Candace K. Beinecke(2) | Trustee (Chair) | December 1999 to present
One Battery Park Plaza | New York, New York | 10004
(born November 1946)

Principal Occupation(s) During Past 5 Years: Senior Partner, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (Chair) (7 portfolios); Lead Trustee, Vornado Realty Trust; Director, ALSTOM; Director, Rockefeller Financial Services, Inc. and Rockefeller & Company, Inc.; Trustee, Metropolitan Museum of Art; Trustee, Chairman, The Wallace Foundation; Director, Partnership for New York City

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)  Ms. Beinecke also served as trustee of a predecessor fund to Fund of America since 1996.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Jean D. Hamilton | Trustee | March 2003 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (7 portfolios); Director, RenaissanceRe Holdings Ltd; Chairman, Investment Committee,Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations

James E. Jordan | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (7 portfolios); Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Director, Alpha Andromeda Investment Trust Co., S.A.; Board of Overseers, Gennadias Library, American School of Classical Studies at Athens; prior to May 2017, Trustee, World Monuments Fund; Chairman's Council, Conservation International; prior to July 2013, Director, Leucadia National Corporation

William M. Kelly(3) | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (7 portfolios); Trustee Emeritus, St. Anselm College; Director, Sergi S. Zlinkoff Fund for Medical Research and Education; Savannah Book Festival Investment Committee

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(3)  Mr. Kelly also served as trustee of a predecessor fund to Fund of America since 1998.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Paul J. Lawler | Trustee | March 2002 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (7 portfolios); Trustee and Audit Chair, The American University in Cairo; Trustee, registered investment companies advised by affiliates of The Blackstone Group, L.P. (4 portfolios); Trustee, Ravena Coeymans Historical Society; Trustee, Coeymans Heritage Society

Interested Trustees(4)

John P. Arnhold(4) | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Director, First Eagle Holdings, Inc.; Managing Member, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC; prior to February 2010, CEO, First Eagle Investment Management, LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (7 portfolios); Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Chairman, International Tennis Hall of Fame; Member, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Trustee, UC Santa Barbara Foundation; prior to January 2018, Director, First Eagle Amundi; prior to July 2017, President, First Eagle Variable Funds; prior to June 2016, Trustee, Vassar College

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(4)  The term of office of each Interested Trustee is indefinite.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Additional Information (unaudited)

Interested Trustees(5)—(continued)

Jean-Marie Eveillard | Trustee | June 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; formerly, Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (7 portfolios); Director, Varenne Capital Partners; Trustee, FIAF (Alliance Francaise); prior to March 2015, Trustee, The Frick Collection

Officers(6)

Mehdi Mahmud | President | June 2017 to present
1345 Avenue of the Americas New York, New York 10105 (born September 1972)

Principal Occupation(s) During Past Five (5) Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Variable Funds; Director, First Eagle Amundi; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC; prior to 2012, Vice Chairman and Chief Operating Officer, Jennison Associates LLC

Robert Bruno | Senior Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds

Joseph T. Malone | Chief Financial Officer | September 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds; from September 2008

(5)  The term of office of each Interested Trustee is indefinite.

(6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Additional Information (unaudited)

Officers(6)—(continued)

Albert Pisano | Chief Compliance Officer | July 2015 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1960)

Principal Occupation(s) During Past Five (5) Years: Chief Compliance Officer and Senior Vice President, First Eagle Investment Management; Chief Compliance Officer, First Eagle Variable Funds; prior to June 30, 2014, Director and Chief Compliance Officer of Allianz Global Investors Fund Management LLC, and also served as Deputy Chief Compliance Officer for Allianz Global Investors U.S. LLC

Suzan J. Afifi | Secretary and Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1952)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Secretary and Vice President, First Eagle Funds

David O'Connor | General Counsel | December 2017 to present
1345 Avenue of the Americas New York, New York 10105
(born February 1966)

Principal Occupation(s) During Past Five (5) Years: General Counsel and Senior Vice President, First Eagle Investment Management, LLC; General Counsel, First Eagle Variable Funds; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; prior to January 2017, Investment Management Consultant; prior to June 2015, Executive Vice President Strategic Investment Initiatives and General Counsel, Delaware Investments

Sheelyn Michael | Deputy General Counsel | December 2017 to present
1345 Avenue of the Americas New York, New York 10105
(born September 1971)

Principal Occupation(s) During Past Five (5) Years: Deputy General Counsel and Senior Vice President, First Eagle Investment Management, LLC; Deputy General Counsel, First Eagle Variable Funds; prior to September 2014, Associate, Dechert LLP

(6)  The term of office of each officer is indeﬁnite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

Additional Information (unaudited)

Officers(6)—(continued)

Tricia Larkin | Treasurer | March 2016 to present
1345 Avenue of the Americas | New York, New York | 10105
(born July 1979)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Funds; prior to March 2016, Vice President of Fund Administration, State Street Corporation; prior to November 2013, Director of Fund Administration, Assistant Vice President, State Street Corporation

Michael Luzzatto | Vice President | December 2004 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds

Neal Ashinsky | Assistant Treasurer | October 2015 to present
1345 Avenue of the Americas | New York, New York | 10105
(Born October 1987)

Principal Occupation(s) During Past Five (5) Years: Assistant Vice President, First Eagle Investment Management, LLC; Assistant Treasurer, First Eagle Funds; prior to August 2015, Advisory Senior Associate, KPMG LLP; prior to November 2014, Assurance Senior Associate, PwC LLP

(6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

First Eagle Variable Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

Mehdi Mahmud

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Albert Pisano

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

David O'Connor

General Counsel

Sheelyn Michael

Deputy General Counsel

Tricia Larkin

Treasurer

Michael Luzzatto

Vice President

Neal Ashinsky

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center,
Floor 16,
Brookyn, New York 11245

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2017

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105-0048

800.334.2143 www.feim.com

Item 2.                                 Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                 Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts.  Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.                                 Principal Accountant Fees and Services

(a)         Audit Fees:

For the years ended December 31, 2017 and December 31, 2016, the aggregate PricewaterhouseCoopers LLP(PwC) audit fees for professional services rendered to the registrant were approximately $39,115 and $37,386, respectively.  Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit Related Fees:

For the years ended December 31, 2017 and December 31, 2016, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $0 and $0, respectively.

(c)          Tax Fees:

In each year ended December 31, 2017 and December 31, 2016, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $44,500 and $44,086, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)         All Other Fees:

In each of the years ended December 31, 2017 and December 31, 2016, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) — (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the year ended December 31, 2017, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent year and the preceding year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2017 and 2016.

(h) Not applicable.

Item 5.                                 Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                 Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                 Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.                                 Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                          Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                          Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them  by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent half-year (the registrant’s second half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                          Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: February 26, 2018

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: February 26, 2018

*          Print the name and title of each signing officer under his or her signature.